Exhibit 99.1

GUARANTEE

This GUARANTEE (this “Guarantee”), dated as of November 1, 2010, is made by Marco Antonio Stefanini, Maria das Graças Vuolo Sajovic, Stefanini Participações Ltda., and Stefanini Consultoria e Assessoria em Informatica S.A. (each a “Guarantor”, and collectively, the “Guarantors”) in favor of TechTeam Global, Inc. (the “Guaranteed Party”).

WITNESSETH:

WHEREAS, Platinum Merger Sub, Inc., a Delaware corporation (the “Purchaser”), Stefanini International Holdings Ltd, a corporation organized under the laws of England and Wales (“Parent”), and the Guaranteed Party have entered into an Agreement and Plan of Merger dated the date hereof (as the same may be amended from time to time, the “Agreement”) pursuant to which, subject to the terms and conditions contained in the Agreement, Purchaser shall commence a cash tender offer to purchase all outstanding shares of Common Stock of the Guaranteed Party and, following the consummation of the Offer, merge with and into the Guaranteed Party with the Guaranteed Party as the Surviving Corporation; and

WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors is providing this Guarantee as a condition and inducement to the Guaranteed Party’s willingness to enter into the Agreement;

NOW THEREFORE, each of the Guarantors agrees, for the benefit of the Guaranteed Party, as follows.

ARTICLE I
DEFINED TERMS

SECTION 1.1.  Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Guarantee, including its preamble and recitals, have the meanings provided in the Agreement.

ARTICLE II
GUARANTEE PROVISIONS

SECTION 2.1.  Guarantee.

(a)           To induce the Guaranteed Party to enter into the Agreement, each Guarantor, intending to be legally bound as primary obligor and not merely as surety, hereby, absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party the due and punctual payment of any and all liabilities and obligations of Parent and Purchaser under or pursuant to the Agreement, including, without limitation, the Purchaser’s obligations to pay (i) at the Purchase Time, the Offer Price for each Share validly tendered pursuant to the Offer, (ii) at the Effective Time, the Merger Consideration, any other payment pursuant to Articles I, I and III of the Agreement and any and all other amounts payable pursuant to any other Section thereof, and (iii) subject to the express limitations set forth in the Agreement including Section 8.2 of the Agreement, any and all damages, losses, costs and expenses arising out of or related to any breach of the Agreement by Purchaser (collectively, together with the non-payment obligations of Purchaser pursuant to the Agreement, the “Guaranteed Obligation”), in each case regardless of any automatic stay under bankruptcy law or similar concept that prevents the Guaranteed Party from pursuing any remedies against Parent or Purchaser.  Notwithstanding the foregoing sentence, the Guarantors also agree to cause Parent and Purchaser to perform all of their respective non-payment obligations pursuant to the Agreement.  If the Parent or Purchaser fails to discharge its Guaranteed Obligation when due in accordance with the applicable terms of the Agreement, then the Guaranteed Party may at any time and from time to time, in its sole discretion, and so long as Parent or Purchaser has failed to discharge the Guaranteed Obligation, take any and all actions available hereunder or under applicable Law to collect any of the Guarantors’ liabilities hereunder in respect of the Guaranteed Obligation.  The Guarantors shall pay, or cause to be paid, the Guaranteed Party not later than the third day following receipt of a written notice by the Guaranteed Party of the failure of the Purchaser to pay any or all of the Guaranteed Obligation in accordance with the Agreement, the full amount then due and payable by Parent under the Agreement in cash by wire transfer to the account set forth in such notice.

(b)           Subject always to the last sentence of Section 2.2 below, this Guarantee is an absolute, unconditional, irrevocable and continuing guarantee of payment and performance and not of collection and shall (i) remain in full force and effect until termination pursuant to Section 5.12, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by, the Guaranteed Party and its successors and permitted assigns.  All obligations to which this Guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.  Any and all payments made pursuant to this Guarantee shall be made in immediately available funds in lawful money of the United States of America.

(c)           Each Guarantor waives promptness, diligence, notice of the acceptance of this Guarantee and of the obligations hereunder, presentment, demand for payment, notice of non-performance, notice of default, notice of dishonor and protest, notice of any obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of Purchaser, Parent or any other Person interested in the transactions contemplated by the Agreement, and all suretyship defenses generally (other than defenses that are available to Purchaser or Parent under or in connection with the Agreement (other than a Purchaser or Parent bankruptcy)); provided, however, that nothing contained herein shall constitute a waiver of any notice required to be given to Parent or Purchaser under the Agreement.  The Guarantors acknowledge that they will receive substantial direct and indirect benefits from the transactions contemplated by the Agreement and that the waivers set forth in this Guarantee are knowingly made in contemplation of such benefits.

(d)           Each Guarantor agrees that its obligations hereunder (i) shall be enforceable against such Guarantor without any party having to proceed first against Purchaser, Parent, any other Guarantor, or any other Person and (ii) shall not be released or discharged, in whole or in part, or otherwise affected by the failure or delay on the part of any other party hereto to assert any claim or demand or to enforce any right or remedy against Purchaser or Parent.

(e)           Notwithstanding any other provision of this Guarantee, Guaranteed Party, by its acceptance hereof, acknowledges and agrees that the maximum aggregate liability of the Guarantors hereunder shall not exceed the aggregate liability of Parent and Purchaser under the Agreement, as determined in accordance with the terms of the Agreement plus reasonable attorneys’ fees and other reasonable costs of enforcement of, and collection under, this Guarantee.

SECTION 2.2.  No Discharge.  The liability of each Guarantor under this Guarantee shall not be limited or discharged by (a) any release or discharge of any obligation of Purchaser or Parent contained in the Agreement resulting from any change in the corporate or other company existence, structure or ownership of Purchaser or Parent, or any insolvency, bankruptcy, reorganization, liquidation or other similar proceeding affecting Purchaser or Parent or any of their respective assets; (b) any amendment, modification or waiver of the Agreement (or any document entered into in connection therewith), or change in the manner, place or terms of payment or performance thereunder, or any change or extension of the time of payment or performance of, renewal or alteration of, any obligation thereunder, or the settlement of any dispute of any of the terms thereof, except, in each case, to the extent that the obligations of Parent and Purchaser under the Agreement are expressly modified, waived or released in writing by the Guaranteed Party; (c) any lack of validity, legality or enforceability of the Agreement caused by Parent, Purchaser or any Guarantor; (d) the failure of the Guaranteed Party (i) to assert any claim or demand or to enforce any right or remedy (including any right of setoff) against Purchaser or Parent under the provisions of the Agreement, this Guarantee or pursuant to any applicable Law or otherwise, or (ii) to exercise any right or remedy against any other guarantor of any Guaranteed Obligation; (e)  shall not be subject to (and each Guarantor hereby waives any right to or claim of) any counterclaim against the Guaranteed Party; or (f) the adequacy of any means the Guaranteed Party may have of obtaining payment or performance of the Guaranteed Obligation.  The Guarantors shall be jointly and severally obligated for any and all obligations in accordance with the terms of this Guarantee.  Notwithstanding anything to the contrary contained in this Guarantee or otherwise, any defense that is available to Purchaser or Parent under or in connection with the Agreement shall be available to the Guarantors under this Guarantee.

SECTION 2.3.  Postponement of Subrogation, etc.  Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guarantee or any other agreement to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Purchaser or Parent in respect of any payment made or performance hereunder, under the Agreement or otherwise, until following the termination of this Guarantee.  From time to time, any amount paid to any such Guarantor on account of any such subrogation rights prior to the termination of this Guarantee shall be held in trust for the benefit of the Guaranteed Party and shall immediately be paid and turned over to the Guaranteed Party in the form received by such Guarantor (duly endorsed in favor of the Guaranteed Party, if required), to be applied against any portion of the Guaranteed Obligation that is then due and payable, in accordance with the terms hereof.  In furtherance of the foregoing, at all times prior to the termination of this Guarantee, each Guarantor shall refrain from taking any action or commencing any proceeding against Purchaser or Parent (or their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guarantee to the Guaranteed Party.

SECTION 2.4.  Reinstatement, etc.  In the event that any payment in respect of the Guaranteed Obligation is rescinded or is otherwise required to be returned, this Guarantee shall continue to be effective and each Guarantor shall remain liable hereunder as if such payment had not been made.  The Guaranteed Party shall not be obligated to file any claim relating to the Guaranteed Obligation in the event that Purchaser or Parent becomes subject to a bankruptcy, reorganization or similar proceeding, and the failure of the Guaranteed Party to so file shall not affect each Guarantor’s obligations hereunder.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.  Representations and Warranties of the Guarantors.  The Guarantors, jointly and severally, hereby represent and warrant to the Guaranteed Party as follows:

(a)  Organization.  To the extent that each Guarantor is a corporation, partnership, limited liability company, association, trust, unincorporated organization, such Guarantor is duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite power and authority to carry on its business as now being conducted.  Marco Antonio Stefanini and Maria Das Graças Vuolo Sajovic collectively own, as of the date hereof and as of the Purchase Time, directly all of the outstanding equity interests in Parent, and indirectly through Parent, all of the outstanding equity interests in Purchaser.

(b)  Capacity.  To the extent that each Guarantor is an individual, such Guarantor has full legal capacity, power and authority to execute and deliver this Guarantee and to perform its obligations hereunder.

(c)  Authorization.  (i) Each Guarantor has all requisite power and authority to enter into this Guarantee and to consummate the transactions contemplated by this Guarantee; (ii) the execution, delivery and performance of this Guarantee by each Guarantor and the consummation by each Guarantor of the transactions contemplated by this Guarantee have been duly authorized by all necessary action on the part of each Guarantor; and (iii) this Guarantee has been duly executed and delivered by each Guarantor and, assuming the valid execution and delivery by all counterparties thereto, will constitute a valid and binding agreement of each Guarantor enforceable against each Guarantor in accordance with its terms, except as such enforcement may be limited by or subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

(d)  No Violation; Consents.  The execution, delivery and performance of this Guarantee by each Guarantor does not, and the consummation by the Guarantor of the transactions contemplated by this Guarantee will not, (i) conflict with, or result in any violation or breach of, each Guarantor’s organizational documents, if such Guarantor is a corporation, partnership, limited liability company, association, trust, unincorporated organization, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, or require a consent or waiver under, any contract to which such Guarantor is a party or by which such Guarantor may be bound, or (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Entity or any other Person the right to revoke, withdraw, suspend, cancel, terminate or modify, any permit, concession, franchise, license, judgment or Law applicable to such Guarantor or its properties or assets.  No consent or filing with any Governmental Entity which has not been obtained or made by each Guarantor is required for or in connection with the execution and delivery of this Guarantee by each such Guarantor, and the consummation by each such Guarantor of the transactions contemplated hereby.

(e)  Best Interests.  It is in the best interests of each Guarantor to execute this Guarantee inasmuch as each Guarantor will derive substantial direct and indirect benefits from the consummation of the transactions contemplated under the Agreement, and each Guarantor agrees that the Guaranteed Party is relying on this representation as a material inducement to agreeing to enter into the Agreement.

ARTICLE IV
COVENANTS

SECTION 4.1.  Acknowledgment and Non-Contravention of Specific Performance.  Each Guarantor acknowledges the terms and provisions of Section 9.12 of the Agreement, and hereby covenants and agrees that it will not object to, or take any position inconsistent with respect to, whether in a court of law or otherwise, the appropriateness of specific performance as a remedy for a breach of the Agreement; provided, however, that nothing in this Section 4.1 shall limit the ability of any Guarantor or other Person to assert any defense or take any other position with respect to any obligation or alleged obligation under the Agreement, this Guarantee or any other agreement.

SECTION 4.2.  No Assertion of Invalidity.  Each Guarantor covenants and agrees that it shall not institute, and shall cause each of its Affiliates not to institute, any proceedings asserting that this Guarantee is illegal, invalid or unenforceable in accordance with its terms.

SECTION 4.3.  Further Assurances.  Each Guarantor covenants and agrees that at any time prior to the Purchase Time, upon the Guaranteed Party’s reasonable request, such Guarantor shall execute and deliver such other instruments and take such other actions as the Guaranteed Party may reasonably deem necessary or desirable in order to make this Guarantee enforceable in all applicable jurisdictions in which such Guarantor is located or organized or in which such Guarantor has any assets, including additional copies of this Guarantee, in English or translated in any applicable foreign language, duly executed by such Guarantor, with any necessary formalities (such as notarization) properly complied with in accordance with the requirements of any applicable jurisdiction.

ARTICLE V
MISCELLANEOUS PROVISIONS

SECTION 5.1.  Assignment.  Neither this Guarantee nor any rights, interests and obligations hereunder will be assigned by operation of law or otherwise without the prior written consent of each of the other parties, and any attempted assignment without such consent shall be void and of no effect.

SECTION 5.2.  Amendments, etc.  No amendment to or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guaranteed Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guarantee may not be amended except by an instrument in writing signed by each of the parties hereto.

SECTION 5.3.  Notices.  All notices, requests, claims, demands and other communications (“Notices”) hereunder shall be in writing and shall be given: (1) when delivered, if delivered in person; (2) when sent, if sent (A) by confirmed facsimile (which shall mean the confirmation of date and time of transmission by the transmitting equipment sending such facsimile), or (B) by confirmed email (which shall mean the confirmation of receipt of the email by either the party receiving such Notice or such party’s legal counsel listed below, by email) (and each party hereby covenants and agrees to provide such confirmation of receipt of the email either directly or via such party’s legal counsel upon receipt), provided, that in each of cases (1), 2(A) or 2(B) Notices delivered after 5:00 p.m. of such recipient’s local time on a Business Day at the place of delivery shall be deemed given at 9:00 a.m. of such recipient’s  local time on the next Business Day or (3) by confirmed overnight delivery via an internationally recognized overnight delivery service (cost prepaid) (which shall mean the confirmation of date and time of delivery by the courier service) for next day delivery; provided, that Notices pursuant to method (3) shall only be a permitted means of delivery in the event that confirmation is not received pursuant to 2(A) or 2(B), and provided further that Notices sent via method (3) shall be deemed to have been delivered two (2) Business Days after sending, if sent.  Such Notices shall be sent in each case to the respective parties at the following addresses below (or at such other address or person as a party may designate by notice to the other parties), and in the case of Notices sent by means other than (2)(B) above, parties shall also deliver, simultaneously or immediately following delivery of notice, a confirming copy of such Notice (which delivery shall not constitute notice hereunder except as provided in (2)(B)) to the email addresses designated below (or to such other email address or person as a party may designate by notice to the other parties):

if to Stefanini Participações Ltda, Stefanini Consultoria e Assessoria em Informatica S.A., Marco Antonio Stefanini or Maria das Graças Vuolo Sajovic:

c/o Stefanini IT Solutions SA

Avenida Brigadeiro Faria Lima, 1355
19° Floor
Sao Paulo SP
001452-002
Brazil
Attention: Antonio Carlos Barretto
Facsimile: 011 55 11 3815-2800
Email: abarretto@stefanini.com

with additional copies (which will not constitute notice) to:

7 Welbeck Street
London W1G 9YE
United Kingdom
Attention:  Antonio Carlos de Mattos Barretto
Facsimile: 011 55 11 3815-2800
Email: abarretto@stefanini.com

and

DLA Piper LLP (US)
2000 University Avenue
East Palo Alto, California 94303
Attention:  Diane Holt Frankle, Esq.
Facsimile:  1-650-687-1168
Email:  diane.frankle@dlapiper.com

if to the Guaranteed Party:

TechTeam Global, Inc.
27335 West 11 Mile Road
Southfield, MI  48033
Attention:  Michael A. Sosin, Esq.
Facsimile:  (248) 357-2570
Email:  MSosin@techteam.com

with an additional copy (which will not constitute notice) to:

Ropes & Gray LLP
Prudential Tower, 800 Boylston Street
Boston, MA  02199
Attention:  Jeffrey R. Katz, Esq.
Facsimile:  (617) 235-0617
Email:  Jeffrey.Katz@ropesgray.com

SECTION 5.4.  No Waiver; Remedies.  No failure on the part of the Guaranteed Party to exercise any power, right, privilege or remedy under this Guarantee, and no delay on the part of the Guaranteed Party in exercising any power, right, privilege or remedy under this Guarantee, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  The Guaranteed Party shall not be deemed to have waived any claim arising out of this Guarantee, or any power, right, privilege or remedy under this Guarantee, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the Guaranteed Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.  The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, Parent, Purchaser or any other Person eligible for any portion of the Guaranteed Obligation or interested in the Transactions contemplated by the Purchase Agreement prior to proceeding against the Guarantors.

SECTION 5.5.  Entire Agreement.  This Guarantee constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.  In determining to enter into this Guarantee, no party has relied upon, and each party expressly disclaims any reliance upon, any representation, warranty, covenant or agreement except as expressly set forth herein.  All parties acknowledge and agree that each party and its counsel have carefully reviewed this Guarantee, and that it shall not be construed more strictly against any party.

SECTION 5.6.  Captions.  Section captions used in this Guarantee are for convenience of reference only, and shall not affect the construction of this Guarantee.

SECTION 5.7.  Severability.  If any term or other provision of this Guarantee is invalid, illegal or incapable of being enforced by any rule of law or public policy, the remaining provisions of this Guarantee will be enforced so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Guarantee are fulfilled to the fullest extent possible.   No party hereto shall assert, and each party shall cause its respective Affiliates not to assert, that this Guarantee or any part hereof is invalid, illegal or unenforceable.

SECTION 5.8.  Governing Law.  This Guarantee, and any claim arising out of or relating to this Guarantee, its negotiation, terms or performance, or the transactions contemplated hereby, shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

SECTION 5.9.  Forum Selection and Consent to Jurisdiction.  (a) Each of the Guarantors and the Guaranteed Party irrevocably agrees that any legal action or proceeding arising out of or relating to this Guarantee, its negotiation, terms or performance, or the transactions contemplated hereby, or for recognition and enforcement of any judgment entered in any such action or proceeding, shall be brought and determined exclusively in the Chancery Court of the State of Delaware (or, if the Chancery Court declines to accept jurisdiction over such matter, in any federal or state court within the State of Delaware).  Each of the Guarantors and the Guaranteed Party hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction and venue of the aforesaid courts and agrees that it will not bring any such action in any court other than the aforesaid courts.  Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim, by way of motion, or otherwise, in any such action or proceeding:  (i) any claim that it is not personally subject to the jurisdiction of the above named courts, (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process issued by such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment, or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) such action or proceeding in such court is brought in an inconvenient forum, (y) the venue of such action or proceeding is improper or this Guarantee, or the subject mater hereof, may not be enforced in or by such courts.

(b)  Each Guarantor irrevocably agrees (and Guaranteed Party, by its acceptance of this Guaranty, irrevocably agrees), that service of process, or of any other notice, pleading, order or other document of any kind in connection with any such action or proceeding brought with respect to this Guaranty, may be made by service in compliance with Section 5.3 of this Guaranty or any other method permitted by the Law of the State of Delaware or of any other jurisdiction in which such Guarantor is located or has assets, and shall be, and shall conclusively be deemed to be, valid and effective service upon each party thus served in accordance with Section 5.3 any other method permitted by Law in the State of Delaware or any other jurisdiction such Guarantor is located or has assets.

(c)  Notwithstanding anything to the contrary expressed or implied in this Guarantee, each Guarantor acknowledges and agrees that:  (i) an action or proceeding to enforce or collect upon any order or judgment issued by any of the courts specified in Section 5.9(a) in any action or proceeding contemplated by Section 5.9(a) may be brought in any jurisdiction where any Guarantor, or any direct or indirect subsidiary of any Guarantor, is located or has assets; and (ii) it irrevocably waives any objection to registration, exequatur, execution, enforcement or collection of any order or judgment within subclause (i) in any such enforcement or collection action or proceeding.

SECTION 5.10.  Counterparts, etc.  This Guarantee may be executed and delivered (including by facsimile transmission) in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

SECTION 5.11.  Waiver of Jury Trial.  EACH GUARANTOR AND THE GUARANTEED PARTY HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR ITS NEGOTIATION, TERMS OR PERFORMANCE, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 5.12.  Termination.  This Guarantee shall terminate and the Guarantors shall have no further obligation under this Guarantee as of the earlier of:  (i) the Effective Time; (ii) if the Agreement is terminated in accordance with its terms (other than pursuant to Section 8.1(a), Section 8.1(c), or Section 8.1(d)(iii)), at the close of business on the 100th day after such termination of the Agreement (provided, that this Guarantee shall survive, with respect to claims made in writing hereunder within 100 days after such termination of the Agreement, until the date such claim is finally and fully resolved by entry of a final, non-appealable order or judgment (and satisfaction by the Guarantors of the amount, if any, so determined to be payable), or by satisfaction in full by the Guarantors of any written agreement with the Guaranteed Party resolving such claim; and (iii) the termination of the Agreement in accordance with Section 8.1(a), Section 8.1(c) or Section 8.1(d)(iii) thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed as of the day and year first written above.

/s/ Marco Antonio Stefanini
MARCO ANTONIO STEFANINI

/s/ Maria das Gracas Vuolo Sajovic
MARIA DAS GRAÇAS VUOLO SAJOVIC

STEFANINI PARTICIPAÇÕES LTDA.

By:	/s/ Marco Antonio Stefanini
Name: Marco Antonio Stefanini
Title: President & CEO

STEFANINI CONSULTORIA E ASSESSORIA EM INFORMATICA S.A

By:	/s/ Marco Antonio Stefanini
Name: Marco Antonio Stefanini
Title: President and CEO

ACCEPTED AND AGREED:

TECHTEAM GLOBAL, INC.

By:	/s/ Michael A. Sosin
	Name:	Michael A. Sosin
	Title:	Corporate Vice President,
General Counsel and Secretary